UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   December 29, 2005

                             Del Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      1-5439                    13-1953103
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

726 Reckson Plaza, P.O. Box 9357, Uniondale, New York              11553-9357
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:   (516) 844-2020


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT




Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On December 29, 2005, Del Laboratories, Inc. (the "Company") entered into a Credit Agreement (the "Credit Agreement") among DLI Holding II Corp., the Company, as borrower, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Credit Agreement provides for aggregate maximum borrowings of $85.0 million (subject to a borrowing base limitation based on certain eligible accounts receivable and eligible inventory) and will mature in five years. The Credit Agreement is guaranteed on a senior secured basis by certain of the Company's domestic subsidiaries. The Credit Agreement and related guarantees are secured by liens on specified assets. The Credit Agreement contains various restrictive covenants. The foregoing summary is qualified in its entirety by the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.



Item 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In connection with the agreements described above, the Company's existing Credit Agreement, dated as of October 28, 2005, (the "Existing Credit Agreement"), among DLI Holding II Corp., the Company as borrower, and JPMorgan Chase Bank N.A., as administrative agent, was terminated as of December 29, 2005. The Existing Credit Agreement provided for aggregate maximum borrowings of $75.0 million (subject to a borrowing base limitation based on certain eligible accounts receivable and eligible inventory) and was scheduled to mature in two years. The Existing Credit Agreement was guaranteed on a senior secured basis by certain of the Company's domestic subsidiaries and by liens on specified assets. Upon termination of the Existing Credit Agreement, all such guarantee obligations and liens were released.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1 Credit Agreement, dated as of December 29, 2005, among DLI Holding II Corp., Del Laboratories, Inc., as borrower, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.2 Guarantee and Collateral Agreement dated as of December 29, 2005, made by DLI Holding II Corp., Del Laboratories, Inc. and certain of its Subsidiaries in favor of JPMorgan Chase Bank, N.A., as administrative agent

10.3 Intellectual Property Security Agreement, dated as of December 29, 2005, made by Del Laboratories, Inc. and certain of its Subsidiaries in favor of JPMorgan Chase Bank, N.A., as administrative agent

10.4 Second Lien Deed of Trust, Assignment of Leases and Rents Security Agreement, Financing Statement and Fixture Filing, dated December 29, 2005, from Del Laboratories, Inc. to Biberstein and Nunalee, LLP, as trustee for the benefit of JPMorgan Chase Bank, N.A.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DEL LABORATORIES, INC.
                                      BY: /S/ JOSEPH SINICROPI
                                      ------------------------
                                      Joseph Sinicropi
                                      Executive Vice President and
                                      Chief Financial Officer

Date: January 4, 2006